SECOND QUARTER 2011

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus.  The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Properties Commencing Initial Operations	30
• Rental Property Sales/Dispositions	31
• Summary of Land Parcels	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34 – 39
• Market Diversification (MSAs)	40
• Industry Diversification (Top 30 Tenant Industries)	41
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	42
(b) Square Footage	43
(c) Base Rental Revenue	44
(d) Percentage Leased	45
• Consolidated Property Listing (by Property Type)	46 – 55
• Significant Tenants (Top 50 Tenants)	56 – 57
• Schedules of Lease Expirations (by Property Type)	58 – 62

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

     Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.2 billion at June 30, 2011.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 278 properties, primarily class A office and office/flex buildings, totaling approximately 32.4 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2011)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	278
Total Square Feet	32.4 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	32.4 million square feet
Common Shares and
Units Outstanding	99.9 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.5%
Total Market Capitalization	$5.2 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2011 amounted to $69.1 million, or $0.69 per share.  For the six months ended June 30, 2011, FFO available to common shareholders equaled $136.4 million, or $1.39 per share.

Net income available to common shareholders for the second quarter 2011 equaled $17.3 million, or $0.20 per share.  For the six months ended June 30, 2011, net income available to common shareholders amounted to $33.1 million, or $0.39 per share.

Total revenues for the second quarter 2011 were $181.1 million.  For the six months ended June 30, 2011, total revenues amounted to $367.4 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,050,423 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 12,806,126 common operating partnership units outstanding as of June 30, 2011.  The Company had a total of 99,856,549 common shares/common units outstanding at June 30, 2011.

As of June 30, 2011, the Company had total indebtedness of approximately $1.9 billion, with a weighted average annual interest rate of 6.57 percent.

The Company had a debt-to-undepreciated assets ratio of 33.1 percent at June 30, 2011. The Company had an interest coverage ratio of 3.2 times for the quarter ended June 30, 2011.

Dividends

In May, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the second quarter 2011, which was paid on July 15, 2011 to shareholders of record as of July 6, 2011.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2011 through July 14, 2011.  The dividend was paid on July 15, 2011 to shareholders of record as of July 6, 2011.

Leasing

Mack-Cali’s consolidated in-service portfolio was 88.1 percent leased at June 30, 2011, as compared to 88.2 percent leased at March 31, 2011.

For the quarter ended June 30, 2011, the Company executed 162 leases at its consolidated in-service portfolio totaling 1,081,690 square feet, consisting of 912,739 square feet of office space and 168,951 square feet of office/flex space.  Of these totals, 408,717 square feet were for new leases and 672,973 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
Bressler Amery & Ross, P.C., a law firm, signed transactions totaling 70,674 square feet consisting of a renewal for 49,957 square feet and an expansion for 20,717 square feet at 325 Columbia Turnpike in Florham Park.  The 168,144 square-foot office building is 89.9 percent leased.

CENTRAL NEW JERSEY:

-
Corelab Partners, Inc., a provider of medical image assessment and cardiac safety services, signed transactions totaling 58,807 square feet at Princeton Overlook I, located at 100 Overlook Center in Princeton.  The 149,600 square-foot office building is 100 percent leased.

-
Birdsall Services Group, Inc., an engineering and environmental consulting group, signed a new lease for 28,763 square feet at 65 Jackson Drive in Cranford.  The 82,778 square-foot office building, located in Cranford Business Park, is 100 percent leased.

-
Wells Fargo Advisors, LLC, a financial services firm, signed a new lease for 22,207 square feet at One River Centre, Building Two, in Middletown.  The 120,360 square-foot office building is 100 percent leased.

-
New Jersey Property-Liability Insurance Guaranty Association signed a renewal for 20,673 square feet at 222 Mount Airy Road in Basking Ridge.  The 49,000 square-foot office building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
The Food Bank for Westchester, Inc. signed a new lease for 36,688 square feet at 200 Clearbrook Road in Elmsford.  The 94,000 square-foot office/flex building, located in Cross Westchester Executive Park, is 99.8 percent leased.

-
Traub Lieberman Straus & Shrewsberry LLP, a law firm, signed transactions totaling 28,007 square feet, representing an expansion of 5,876 square feet and renewal of 22,131 square feet at 7 Skyline Drive in Hawthorne.  The 109,000 square-foot office building, located in Mid-Westchester Executive Park, is 88.6 percent leased.

MANHATTAN, NEW YORK:

-
Continental Casualty Company, a commercial insurer, signed a new lease for 81,296 square feet at 125 Broad Street in Manhattan.  Mack-Cali’s ownership interests of 524,476 square-feet in the building are 92.0 percent leased.

-	Also at 125 Broad Street, General Reinsurance Corporation, a reinsurance agency, signed a new lease for 56,106 square feet.

SUBURBAN PHILADELPHIA:

-
Bayada Nurses, Inc., a provider of home health care services, signed transactions totaling 34,665 square feet, including a renewal for 26,465 square feet and an expansion of 2,800 square feet at 101 Executive Drive, and a new lease for 5,400 square feet at 1 Executive Drive, in Moorestown.  101 Executive Drive is a 29,355 square-foot office/flex building that is 99.7 percent leased and 1 Executive Drive is a 20,570 square-foot office/flex building that is 81.1 percent leased.  Both buildings are located in Moorestown West Corporate Center.

-
Regus Business Centre LLC, a global provider of innovative workplace solutions, signed a renewal for 30,121 square feet at 1055 Westlakes Drive in Berwyn.  The 118,487 square-foot office building, located in Westlakes Office Park, is 88.1 percent leased.

-
Allstate Insurance Company, signed a renewal for 25,497 square feet at 224 Strawbridge Drive, located at Moorestown Corporate Center, in Moorestown.  The 74,000 square-foot office building is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Key Financial Data

				As of or for the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10
Shares and Units:
Common Shares Outstanding	87,050,423	86,933,001	79,605,474	79,528,151	79,398,646
Common Units Outstanding	12,806,126	12,878,404	13,007,668	13,007,668	13,099,906
Combined Shares and Units	99,856,549	99,811,405	92,613,142	92,535,819	92,498,552
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	99,775,716	95,900,835	92,419,224	92,376,730	92,357,447
Weighted Average- Diluted (b)	99,886,510	96,015,190	92,509,905	92,464,312	92,489,035
Common Share Price ($’s):
At the end of the period	32.94	33.90	33.06	32.71	29.73
High during period	35.96	35.44	34.88	33.81	38.74
Low during period	31.12	31.99	29.85	27.77	29.22

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	3,316,509	3,410,943	3,089,236	3,054,727	2,778,030
Total Debt	1,869,252	1,876,867	2,089,494	2,166,160	2,166,818
Total Market Capitalization	5,185,761	5,287,810	5,178,730	5,220,887	4,944,848
Total Debt/ Total Market Capitalization	36.05%	35.49%	40.35%	41.49%	43.82%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,326,483	4,330,590	4,362,466	4,459,172	4,517,670
Gross Book Value of Real Estate Assets	5,231,303	5,210,451	5,216,720	5,194,965	5,178,246
Total Liabilities	2,104,008	2,085,006	2,318,529	2,383,262	2,416,868
Total Equity	2,222,475	2,245,584	2,043,937	2,075,910	2,100,802
Total Revenues	181,107	186,330	192,156	197,956	202,785
Capitalized Interest	203	550	585	552	432
Scheduled Principal Amortization	615	628	667	657	612
Interest Coverage Ratio	3.20	3.15	2.52	2.74	2.77
Fixed Charge Coverage Ratio	3.07	2.98	2.40	2.61	2.65
Net Income	20,291	18,575	8,232	15,581	22,249
Net Income Available to Common Shareholders	17,333	15,729	6,627	13,039	18,725
Earnings per Share—diluted	0.20	0.19	0.09	0.16	0.24
FFO per Share—diluted (d)	0.69	0.70	0.59	0.69	0.71
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	65.02%	64.20%	76.17%	64.76%	63.00%

Portfolio Size:
Properties	278	277	277	287	287
Total Square Footage	32,414,411	32,210,354	32,210,354	32,912,369	32,912,369
Sq. Ft. Leased at End of Period (e) (f)	88.1%	88.2%	89.1%	89.0%	88.9%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended June 30,			%
	2011	2010	Change	Change

Total Property Revenues	$173,646	$177,418	$(3,772)	(2.1)

Real Estate Taxes	24,232	25,909	(1,677)	(6.5)
Utilities	16,808	16,409	399	2.4
Operating Services	28,185	26,545	1,640	6.2
Total Property Expenses:	69,225	68,863	362	0.5

GAAP Net Operating Income	104,421	108,555	(4,134)	(3.8)

Less: straight-lining of rents adj.	1,667	1,016	651	64.1

Net Operating Income	$102,754	$107,539	$(4,785)	(4.4)

Percentage Leased at Period End	88.1%	88.9%

Total Properties:	267

Total Square Footage:	30,796,403

	For the six months ended June 30,			%
	2011	2010	Change	Change

Total Property Revenues	$351,416	$358,436	$(7,020)	(2.0)

Real Estate Taxes	49,139	48,066	1,073	2.2
Utilities	36,848	36,235	613	1.7
Operating Services	59,203	54,982	4,221	7.7
Total Property Expenses:	145,190	139,283	5,907	4.2

GAAP Net Operating Income	206,226	219,153	(12,927)	(5.9)

Less: straight-lining of rents adj.	3,754	3,281	473	14.4

Net Operating Income	$202,472	$215,872	$(13,400)	(6.2)

Percentage Leased at Period End	88.1%	88.9%

Total Properties:	267

Total Square Footage:	30,796,403

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	52.0%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2011 and December 31, 2010 (dollars in thousands):

	June 30, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$8,641	$62,179	$23,214	$39,732	--	--	$14,307	--	--	$148,073
Other assets	1,253	13,428	2,621	5,983	$196	$46	497	$46,111	$2,588	72,723
Total assets	$9,894	$75,607	$25,835	$45,715	$196	$46	$14,804	$46,111	$2,588	$220,796
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$71,639	$18,520	$50,978	--	--	$2,288	--	--	$143,425
Other liabilities	$529	5,044	50	1,105	$76	--	--	--	--	6,804
Partners’/members’ capital (deficit)	9,365	(1,076)	7,265	(6,368)	120	$46	12,516	$46,111	$2,588	70,567
Total liabilities and partners’/ members’ capital (deficit)	$9,894	$75,607	$25,835	$45,715	$196	$46	$14,804	$46,111	$2,588	$220,796
Company’s investment in unconsolidated joint ventures, net	$4,605	$568	$3,495	--	--	--	$9,969	$12,998	$1,038	$32,673

	December 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$8,947	$64,964	$23,594	$40,786	--	--	$14,081	--	--	$152,372
Other assets	906	11,681	6,422	6,261	$1,435	$51	734	$46,062	$2,440	75,992
Total assets	$9,853	$76,645	$30,016	$47,047	$1,435	$51	$14,815	$46,062	$2,440	$228,364
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$72,168	$20,424	$50,978	--	--	$3,161	--	--	$146,731
Other liabilities	$529	4,356	89	1,719	$612	--	--	--	--	7,305
Partners’/members’ capital (deficit)	9,324	121	9,503	(5,650)	823	$51	11,654	$46,062	$2,440	74,328
Total liabilities and partners’/ members’ capital (deficit)	$9,853	$76,645	$30,016	$47,047	$1,435	$51	$14,815	$46,062	$2,440	$228,364
Company’s investment in unconsolidated joint ventures, net	$4,584	$1,161	$4,598	--	--	--	$9,860	$13,022	$995	$34,220

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2011 and 2010 (dollars in thousands):

	Three Months Ended June 30, 2011
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$255	$10,815	$865	$1,525	--	--	$594	--	$76	$14,130
Operating and other	(51)	(6,830)	(243)	(975)	--	--	(34)	$(377)	--	(8,510)
Depreciation and amortization	(153)	(1,415)	(226)	(539)	--	--	(315)	--	--	(2,648)
Interest expense	--	(1,120)	(129)	(381)	--	--	(52)	--	--	(1,682)

Net income	$51	$1,450	$267	$(370)	--	--	$193	$(377)	$76	$1,290
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$25	$568	$134	--	--	--	$96	$(113)	$26	$736

	Three Months Ended June 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$191	$9,277	$823	$2,790	$3,117	$78	$396	--	--	$16,672
Operating and other	(47)	(6,423)	(219)	(1,290)	(1,702)	--	(76)	$(318)	$(95)	(10,170)
Depreciation and amortization	(153)	(1,325)	(231)	(949)	(877)	--	(315)	--	--	(3,850)
Interest expense	--	(1,106)	(86)	(608)	(422)	--	(53)	--	--	(2,275)

Net income	$(9)	$423	$287	$(57)	$116	$78	$(48)	$(318)	$(95)	$377
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$(5)	$140	$231	--	$19	$26	$(24)	$(96)	$(31)	$260

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2011 and 2010 (dollars in thousands):

	Six Months Ended June 30, 2011
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$449	$18,450	$1,592	$3,334	--	--	$990	--	$142	$24,957
Operating and other	(102)	(12,564)	(370)	(1,892)	--	--	(52)	$(751)	--	(15,731)
Depreciation and amortization	(306)	(2,839)	(451)	(1,332)	--	--	(631)	--	--	(5,559)
Interest expense	--	(2,245)	(209)	(783)	--	--	(88)	--	--	(3,325)

Net income	$41	$802	$562	$(673)	--	--	$219	$(751)	$142	$342
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$20	$407	$281	--	--	--	$109	$(225)	$43	$635

	Six Months Ended June 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$452	$14,384	$2,580	$14,508	$6,428	$122	$990	--	--	$39,464
Operating and other	(96)	(10,876)	(431)	(2,989)	(3,561)	--	(90)	$(509)	$(152)	(18,704)
Depreciation and amortization	(306)	(2,435)	(451)	(1,952)	(1,719)	--	(631)	--	--	(7,494)
Interest expense	--	(2,186)	(169)	(1,281)	(852)	--	(139)	--	--	(4,627)

Net income	$50	$(1,113)	$1,529	$8,286	$296	$122	$130	$(509)	$(152)	$8,639
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$25	$(628)	$383	--	$47	$42	$65	$(153)	$(43)	$(262)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2011	2010
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	43.20%	47.96%

Total Debt/ Total Market Capitalization (Market value) (%)	36.05%	43.82%

Total Debt/ Total Undepreciated Assets (%)	33.05%	37.84%

Secured Debt/ Total Undepreciated Assets (%)	13.11%	12.82%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.20	2.77	3.18	2.74

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.14	2.72	3.11	2.69

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	3.07	2.65	3.02	2.63

FFO Payout (Dividends Declared/Funds from Operations) (%)	65.02%	63.00%	64.62%	62.77%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Debt Analysis

(as of June 30, 2011)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,118,859	59.86%	6.08%	3.95
Fixed Rate Secured Debt	730,393	39.07%	7.45%	6.04
Variable Rate Secured Debt	11,000	0.59%	2.82%	0.50
Variable Rate Unsecured Debt	9,000	0.48%	0.74%	0.98
Totals/Weighted Average:	$1,869,252	100.00%	6.57%	4.73

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
July 1 – December 31, 2011	$ 5,057	$11,000	$16,057	4.36%
2012	10,687	219,148	229,835	6.00%
2013	11,320	145,223	156,543	5.39%
2014	10,473	335,257	345,730	6.82%
2015	8,946	150,000	158,946	5.40%
Thereafter	35,820	952,532	988,352	7.15%
Sub-total	82,303	1,813,160	1,895,463
Adjustment for unamortized debt discount/premium and acquisition mark-to-market, net, as of June 30, 2011	(26,211)	--	(26,211)
Totals/Weighted Average:	$ 56,092	$1,813,160	$1,869,252	6.57%

(a)
Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of June 30, 2011 of 0.19 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Debt Maturities

(dollars in thousands)

	July 1- December 31, 2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000										$11,000
Prudential Portfolio							$141,151				141,151
2200 Renaissance Boulevard		$15,234									15,234
Soundview Plaza			$14,889								14,889
9200 Edmonston Road			4,229								4,229
6305 Ivy Lane				$5,726							5,726
6301 Ivy Lane				5,320							5,320
35 Waterview				18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview				65,035							65,035
4 Sylvan Way				14,575							14,575
10 Independence				16,924							16,924
395 West Passaic				9,492							9,492
4 Becker						$40,322					40,322
5 Becker						14,535					14,535
210 Clay						14,267					14,267
51 Imclone						3,847					3,847
23 Main Street								$26,566			26,566
Harborside Plaza 5								204,970			204,970
100 Walnut Avenue									$17,280		17,280
One River Center									39,586		39,586
581 Main Street										$ 8	8
Total Secured Debt:	$11,000	$15,234	$19,118	$135,257	--	$72,971	$141,151	$231,536	$56,866	$ 8	$683,141

Unsecured Debt:
Unsecured credit facility		$9,000									$9,000
5.250% unsecured notes due 1/12		100,000									100,000
6.150% unsecured notes due 12/12		94,914									94,914
5.820% unsecured notes due 3/13			$26,105								26,105
4.600% unsecured notes due 6/13			100,000								100,000
5.125% unsecured notes due 2/14				$200,000							200,000
5.125% unsecured notes due 1/15					$150,000						150,000
5.80% unsecured notes due 1/16						$200,000					200,000
7.75% unsecured notes due 8/19									$250,000		250,000
Total Unsecured Debt:	--	$203,914	$126,105	$200,000	$150,000	$200,000	--	--	$250,000	--	$1,130,019

Total Debt:	$11,000	$219,148	$145,223	$335,257	$150,000	$272,971	$141,151	$231,536	$306,866	$ 8	$1,813,160

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			June 30,	December 31,	Date of Maturity
			2011	2010
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	$ 99,890	$ 99,793	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	94,192	93,946	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,917	25,861	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,944	99,930	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,629	200,749	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,671	149,625	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,351	200,389	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,265	248,158	08/15/19
Total Senior Unsecured Notes:			$1,118,859	$1,118,451

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	LIBOR +0.550%	$ 9,000	$228,000	6/22/12
Total Revolving Credit Facilities:			$ 9,000	$228,000

Property Mortgages: (c)
One Grand Commons	Capital One Bank	LIBOR+2.00%	$ 11,000	$ 11,000	12/31/11	(d)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,171	16,171	12/01/12	(e)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	15,814	16,089	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,564	4,646	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,361	6,475	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,029	11,270	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,002	6,103	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,197	19,341	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	61,664	61,224	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,416	14,395	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,753	15,606	08/11/14
4 Becker	Wachovia CMBS	9.550%	37,534	37,096	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,851	11,599	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,650	11,467	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,889	3,893	05/11/16
Various (f)	Prudential Insurance	6.332%	150,000	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	31,270	31,537	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	233,087	234,521	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,344	19,443	02/01/19
One River Center (g)	Guardian Life Ins. Co.	7.311%	44,314	44,540	02/01/19
581 Main Street (h)	Valley National Bank	6.935%	16,483	16,627	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$741,393	$743,043
Total Debt:			$1,869,252	$2,089,494

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(d)	The mortgage loan has three one-year extension options subject to certain conditions and the payment of a fee.
(e)
The property does not generate sufficient cash flow to meet debt service requirements.  As a result, beginning January 2011, debt service has not been made and a modification of the loan terms has been requested from the lender.

(f)	Mortgage is collateralized by seven properties.
(g)	Mortgage is collateralized by the three properties compromising One River Center.
(h)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Revenues	2011	2010	2011	2010
Base rents	$149,652	$149,692	$299,075	$302,385
Escalations and recoveries from tenants	24,026	25,837	51,610	51,956
Construction services	2,826	22,357	6,625	33,219
Real estate services	1,151	1,669	2,383	3,646
Other income	3,452	3,230	7,744	6,162
Total revenues	181,107	202,785	367,437	397,368

Expenses
Real estate taxes	24,386	25,912	49,431	48,073
Utilities	16,887	16,409	36,992	36,235
Operating services	28,648	28,073	59,464	56,754
Direct construction costs	2,784	21,411	6,366	31,704
General and administrative	9,226	8,658	17,855	17,072
Depreciation and amortization	48,268	47,474	96,416	95,964
Total expenses	130,199	147,937	266,524	285,802
Operating income	50,908	54,848	100,913	111,566

Other (Expense) Income
Interest expense	(31,363)	(37,335)	(62,702)	(76,406)
Interest and other investment income	10	18	20	39
Equity in earnings (loss) of unconsolidated joint ventures	736	260	635	(262)
Total other (expense) income	(30,617)	(37,057)	(62,047)	(76,629)
Income from continuing operations	20,291	17,791	38,866	34,937
Discontinued Operations:
Income (loss) from discontinued operations	--	11	--	242
Realized gains (losses) and unrealized losses on disposition of rental property, net	--	4,447	--	4,447
Total discontinued operations, net	--	4,458	--	4,689
Net income	20,291	22,249	38,866	39,626
Noncontrolling interest in consolidated joint ventures	102	86	212	173
Noncontrolling interest in Operating Partnership	(2,560)	(2,475)	(5,016)	(4,897)
Noncontrolling interest in discontinued operations	--	(635)	--	(668)
Preferred stock dividends	(500)	(500)	(1,000)	(1,000)
Net income available to common shareholders	$17,333	$18,725	$33,062	$33,234

Basic earnings per common share:
Income from continuing operations	$0.20	$0.19	$0.39	$0.37
Discontinued operations	--	0.05	--	0.05
Net income available to common shareholders	$0.20	$0.24	$0.39	$0.42

Diluted earnings per common share:
Income from continuing operations	$0.20	$0.19	$0.39	$0.37
Discontinued operations	--	0.05	--	0.05
Net income available to common shareholders	$0.20	$0.24	$0.39	$0.42

Basic weighted average shares outstanding	86,936	79,203	84,953	79,089

Diluted weighted average shares outstanding	99,887	92,489	97,963	92,482

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	June 30, 2011	December 31, 2010
Assets
Rental property
Land and leasehold interests	$771,980	$771,960
Buildings and improvements	3,982,156	3,970,177
Tenant improvements	472,907	470,098
Furniture, fixtures and equipment	4,260	4,485
	5,231,303	5,216,720
Less – accumulated depreciation and amortization	(1,329,421)	(1,278,985)
Net investment in rental property	3,901,882	3,937,735
Cash and cash equivalents	18,094	21,851
Investments in unconsolidated joint ventures	32,673	34,220
Unbilled rents receivable, net	130,999	126,917
Deferred charges and other assets, net	213,606	212,038
Restricted cash	20,387	17,310
Accounts receivable, net of allowance for doubtful accounts
of $2,219 and $2,790	8,842	12,395

Total assets	$4,326,483	$4,362,466

Liabilities and Equity
Senior unsecured notes	$1,118,859	$1,118,451
Revolving credit facility	9,000	228,000
Mortgages, loans payable and other obligations	741,393	743,043
Dividends and distributions payable	45,436	42,176
Accounts payable, accrued expenses and other liabilities	106,026	101,944
Rents received in advance and security deposits	55,550	57,877
Accrued interest payable	27,744	27,038
Total liabilities	2,104,008	2,318,529
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,050,423 and 79,605,474 shares outstanding	871	796
Additional paid-in capital	2,518,237	2,292,641
Dividends in excess of net earnings	(605,396)	(560,165)
Total Mack-Cali Realty Corporation stockholders’ equity	1,938,712	1,758,272

Noncontrolling interest in subsidiaries:
Operating Partnership	281,529	283,219
Consolidated joint ventures	2,234	2,446
Total noncontrolling interests in subsidiaries	283,763	285,665

Total equity	2,222,475	2,043,937

Total liabilities and equity	$4,326,483	$4,362,466

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2011	10	$25,000	79,605	$796	$2,292,641	$(560,165)	$285,665	$2,043,937
Net income	--	--	--	--	--	34,062	4,804	38,866
Preferred stock dividends	--	--	--	--	--	(1,000)	--	(1,000)
Common stock dividends	--	--	--	--	--	(78,293)	--	(78,293)
Common unit distributions	--	--	--	--	--	--	(11,558)	(11,558)
Common stock offering	--	--	7,188	72	227,302	--	--	227,374
Redemption of common units
for common stock	--	--	202	2	4,419	--	(4,421)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	3	--	92	--	--	92
Stock options exercised	--	--	53	1	1,462	--	--	1,463
Stock compensation	--	--	--	--	1,594	--	--	1,594
Rebalancing of ownership
percent between parent
and subsidiaries	--	--	--	--	(9,273)	--	9,273	--
Balance at June 30, 2011	10	$25,000	87,051	$871	$2,518,237	$(605,396)	$283,763	$2,222,475

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income available to common shareholders	$ 17,333	$ 18,725	$ 33,062	$ 33,234
Add: Noncontrolling interest in Operating Partnership	2,560	2,475	5,016	4,897
Noncontrolling interest in discontinued operations	--	635	--	668
Real estate-related depreciation and amortization on continuing operations (a)	49,238	48,373	98,353	97,844
Real estate-related depreciation and amortization on discontinued operations	--	302	--	409
Deduct: Discontinued operations – Realized (gains) losses and unrealized losses on disposition of rental property	--	(4,447)	--	(4,447)
Funds from operations available to common shareholders (b)	$ 69,131	$ 66,063	$136,431	$132,605

Diluted weighted average shares/units outstanding (c)	99,887	92,489	97,963	92,482

Funds from operations per share/unit – diluted	$ 0.69	$ 0.71	$ 1.39	$ 1.43

Dividends declared per common share	$ 0.45	$ 0.45	$ 0.90	$ 0.90

Dividend payout ratio:
Funds from operations-diluted	65.02%	63.00%	64.62%	62.77%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 4,664	$ 2,127	$ 8,258	$ 4,113
Tenant improvements and leasing commissions (d)	$ 10,285	$10,584	$ 19,442	$ 18,552
Straight-line rent adjustments (e)	$ 2,572	$ 1,028	$ 4,794	$ 3,316
Amortization of (above)/below market lease intangibles, net (f)	$ 348	$ 377	$ 557	$ 984

(a)   Includes the Company’s share from unconsolidated joint ventures of $1,083 and $1,242 for the three months ended June 30, 2011 and 2010, respectively, and $2,168 and $2,348 for the six months ended June 30, 2011 and 2010, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)   Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,840 and 13,155 shares for the three months ended June 30, 2011 and 2010, respectively, and 12,896 and 13,259 shares for the six months ended June 30, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Excludes expenditures for tenant spaces that haven’t been owned for at least a year or were vacant for more than a year.
(e)   Includes the Company’s share from unconsolidated joint ventures of $45 and $12 for the three months ended June 30, 2011 and 2010, respectively, and $109 and $37 for the six months ended June 30, 2011 and 2010, respectively.

(f)   Includes the Company’s share from unconsolidated joint ventures of $0 and $9 for the three months ended June 30, 2011 and 2010, respectively, and $0 and $17 for the six months ended June 30, 2011 and 2010, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income available to common shareholders	$0.20	$0.24	$0.39	$0.42
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.52	1.00	1.06
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property	--	(0.05)	--	(0.05)
Funds from operations available to common shareholders (b)	$0.69	$0.71	$1.39	$1.43
Diluted weighted average shares/units outstanding (c)	99,887	92,489	97,963	92,482

(a)   Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended June 30, 2011 and 2010, respectively, and $0.02 and $0.03 for the six months ended June 30, 2011 and 2010, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)   Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,840 and 13,155 shares for the three months ended June 30, 2011 and 2010, respectively, and 12,896 and 13,259 shares for the six months ended June 30, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Basic weighted average shares outstanding:	86,936	79,203	84,953	79,089
Add: Weighted average common units	12,840	13,155	12,896	13,259
Basic weighted average shares/units:	99,776	92,358	97,849	92,348
Add: Stock options	37	52	40	54
Restricted Stock Awards	74	79	74	80
Diluted weighted average shares/units outstanding:	99,887	92,489	97,963	92,482

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the six months ended June 30, 2011

None.

For the year ended December 31, 2010

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
12/17/10 (a)	440 Route 22 East	Bridgewater, New Jersey	1	198,376

(a)	Property was previously accounted for under an unconsolidated joint venture. The Company began consolidating this asset on December 17, 2010.

Properties Commencing Initial Operations
(dollars in thousands)

For the six months ended June 30, 2011

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
5/01/11	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	$45,913
Total Properties Commencing Initial Operations			1	204,057	$45,913

(a)	Amount is as of June 30, 2011.

For the year ended December 31, 2010

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2011

None.

For the year ended December 31, 2010

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
6/01/10	105 Challenger Road (a)	Ridgefield Park, New Jersey	1	150,050	$ 4,447

(a)	The Company transferred the deed for this property to the lender in satisfaction of its obligations.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			386.1	12,476,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2011)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/11 (c)	Pct. Leased 6/30/11	Pct. Leased 3/31/11

Northern NJ	12,854,938	-	(383,867)	291,519	(92,348)	12,762,590	87.9%	88.6%
Central NJ	4,927,400	204,057	(204,283)	209,458	5,175	5,136,632	89.0%	88.5%
Westchester Co., NY	4,460,510	-	(257,065)	220,255	(36,810)	4,423,700	92.4%	93.2%
Manhattan	344,857	-	-	137,402	137,402	482,259	92.0%	65.8%
Sub. Philadelphia	3,126,054	-	(240,810)	163,139	(77,671)	3,048,383	86.4%	88.6%
Fairfield, CT	512,511	-	(8,471)	5,541	(2,930)	509,581	85.3%	85.7%
Washington, DC/MD	960,164	-	(35,877)	53,037	17,160	977,324	75.6%	74.3%
Rockland Co., NY	154,996	-	(640)	1,339	699	155,695	86.5%	86.1%
Total	27,341,430	204,057	(1,131,013)	1,081,690	(49,323)	27,496,164	88.1%	88.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2011	30,994,779
Total sq. ft. of properties added this period	204,057
Total sq. ft. as of June 30, 2011	31,198,836

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2011 aggregating 132,351 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Leasing Statistics

(For the three months ended June 30, 2011)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	48	278,692	50,853	227,839	7.0	24.64	3.15
	Office/Flex	2	12,827	2,727	10,100	2.9	14.21	1.71
Central NJ	Office	24	196,599	67,849	128,750	5.6	24.49	3.77
	Office/Flex	1	12,859	12,859	-	4.0	17.34	4.30
Westchester Co., NY	Office	26	127,346	49,518	77,828	5.4	26.66	4.18
	Office/Flex	18	92,909	38,838	54,071	6.2	13.76	1.96
Manhattan	Office	3	137,402	137,402	-	20.1	31.99	5.57
Sub. Philadelphia	Office	16	112,783	5,237	107,546	4.1	20.89	2.92
	Office/Flex	5	50,356	16,291	34,065	3.9	11.64	1.69
Fairfield Co., CT	Office	4	5,541	1,850	3,691	1.1	22.35	0.93
Washington, DC/MD	Office	13	53,037	25,293	27,744	4.0	26.98	2.09
Rockland Co., NY	Office	2	1,339	-	1,339	2.0	25.75	0.20

Total		162	1,081,690	408,717	672,973	7.4	23.75	4.02

Detail by Property Type
	Office	136	912,739	338,002	574,737	7.9	25.66	4.26
	Office/Flex	26	168,951	70,715	98,236	5.1	13.44	2.03

Total		162	1,081,690	408,717	672,973	7.4	23.75	4.02

Tenant Retention:	Leases Retained	69.8%
	Sq. Ft. Retained	59.5%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $23,322,269 and commissions of $8,602,342 committed, but not necessarily expended, during the period for second generation space aggregating 1,067,531 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Leasing Statistics
(For the three months ended June 30, 2011)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/11	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/11	Pct. Leased 6/30/11	Pct. Leased 3/31/11

Northern NJ	763,065	-	(28,826)	8,431	(20,395)	742,670	82.9%	85.1%
Central NJ	249,356	-	(6,054)	5,881	(173)	249,183	78.1%	78.1%

Total	1,012,421	-	(34,880)	14,312	(20,568)	991,853	81.6%	83.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2011	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2011	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	8,431	-	8,431	1.0	34.84	1.72
Central NJ	2	5,881	2,302	3,579	5.3	21.18	3.63

Total	3	14,312	2,302	12,010	2.8	29.22	3.23

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $70,165 and commissions of $57,338 committed, but not necessarily expended, during the period for second generation space aggregating 14,312 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Leasing Statistics
(For the six months ended June 30, 2011)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/11 (c)	Pct. Leased 6/30/11	Pct. Leased 12/31/10

Northern NJ	12,985,619	-	(1,141,051)	918,022	(223,029)	12,762,590	87.9%	89.5%
Central NJ	4,984,429	204,057	(422,280)	370,426	(51,854)	5,136,632	89.0%	89.5%
Westchester Co., NY	4,524,790	-	(469,703)	368,613	(101,090)	4,423,700	92.4%	94.5%
Manhattan	307,453	-	-	174,806	174,806	482,259	92.0%	58.6%
Sub. Philadelphia	3,167,238	-	(395,762)	276,907	(118,855)	3,048,383	86.4%	89.7%
Fairfield, CT	533,211	-	(45,938)	22,308	(23,630)	509,581	85.3%	89.2%
Washington, DC/MD	964,231	-	(61,086)	74,179	13,093	977,324	75.6%	74.6%
Rockland Co., NY	156,771	-	(6,100)	5,024	(1,076)	155,695	86.5%	87.1%
Total	27,623,742	204,057	(2,541,920)	2,210,285	(331,635)	27,496,164	88.1%	89.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	30,994,779
Total sq. ft. of properties added this period	204,057
Total sq. ft. as of June 30, 2011	31,198,836

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2011 aggregating 132,351 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Leasing Statistics

(For the six months ended June 30, 2011)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	92	866,639	149,988	716,651	6.1	28.15	4.26
	Office/Flex	5	51,383	11,054	40,329	7.2	16.93	2.71
Central NJ	Office	47	331,323	97,687	233,636	5.7	24.21	3.64
	Office/Flex	8	39,103	12,859	26,244	4.5	17.19	2.35
Westchester Co., NY	Office	41	175,084	78,486	96,598	5.4	25.55	4.10
	Office/Flex	40	193,529	51,903	141,626	5.6	14.92	2.11
Manhattan	Office	4	174,806	174,806	-	19.6	31.77	5.68
Sub. Philadelphia	Office	28	145,506	15,066	130,440	3.9	21.45	2.89
	Office/Flex	13	131,401	28,191	103,210	3.1	10.76	1.20
Fairfield Co., CT	Office	8	22,308	1,850	20,458	2.7	21.52	1.80
Washington, DC/MD	Office	20	74,179	34,611	39,568	4.2	24.93	3.33
Rockland Co., NY	Office	4	5,024	-	5,024	2.8	24.23	1.16

Total		310	2,210,285	656,501	1,553,784	6.6	24.37	4.11

Detail by Property Type
	Office	244	1,794,869	552,494	1,242,375	7.0	26.76	4.45
	Office/Flex	66	415,416	104,007	311,409	4.9	14.07	2.06

Total		310	2,210,285	656,501	1,553,784	6.6	24.37	4.11

Tenant Retention:	Leases Retained	67.6%
	Sq. Ft. Retained	61.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $42,090,855 and commissions of $17,124,052 committed, but not necessarily expended, during the period for second generation space aggregating 2,192,140 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Leasing Statistics
(For the six months ended June 30, 2011)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/11	Pct. Leased 6/30/11	Pct. Leased 12/31/10

Northern NJ	775,341	-	(109,886)	77,215	(32,671)	742,670	82.9%	86.5%
Central NJ	250,884	-	(10,539)	8,838	(1,701)	249,183	78.1%	78.6%

Total	1,026,225	-	(120,425)	86,053	(34,372)	991,853	81.6%	84.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2011	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	5	77,215	-	77,215	5.5	32.42	1.94
Central NJ	4	8,838	5,259	3,579	4.7	20.55	3.22

Total	9	86,053	5,259	80,794	5.4	31.21	2.04

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $408,218 and commissions of $533,329 committed, but not necessarily expended, during the period for second generation space aggregating 84,432 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	136,186,661	22.3	6,495,715	20.9
Jersey City, NJ	115,454,810	18.8	4,317,978	13.8
Westchester-Rockland, NY	91,470,680	14.9	4,968,420	15.9
Bergen-Passaic, NJ	82,515,735	13.5	4,573,554	14.7
Philadelphia, PA-NJ	53,786,874	8.8	3,529,994	11.3
Middlesex-Somerset-Hunterdon, NJ	43,189,266	7.0	2,320,685	7.4
Washington, DC-MD-VA-WV	27,227,995	4.4	1,292,807	4.1
Monmouth-Ocean, NJ	25,370,502	4.1	1,620,863	5.2
Trenton, NJ	18,507,098	3.0	956,597	3.1
New York (Manhattan)	9,869,123	1.6	524,476	1.7
Stamford-Norwalk, CT	9,677,037	1.6	597,747	1.9

Total	613,255,781	100.0	31,198,836	100.0

(a)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2011 aggregating 132,351 square feet and representing annualized rent of $2,760,034 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	90,638,633	14.9	3,297,732	12.5
Insurance Carriers & Related Activities	56,472,381	9.2	2,408,346	8.9
Manufacturing	52,145,041	8.5	2,573,440	9.5
Telecommunications	38,642,505	6.3	2,029,781	7.5
Legal Services	35,175,043	5.7	1,348,155	5.0
Health Care & Social Assistance	31,305,392	5.1	1,505,362	5.6
Credit Intermediation & Related Activities	27,259,057	4.4	1,027,597	3.8
Computer System Design Services	26,308,732	4.3	1,281,492	4.7
Accounting/Tax Prep.	23,585,026	3.8	901,669	3.3
Wholesale Trade	19,692,062	3.2	1,359,152	5.0
Scientific Research/Development	19,439,329	3.2	689,031	2.6
Architectural/Engineering	16,464,686	2.7	740,725	2.7
Admin & Support, Waste Mgt. & Remediation Services	16,336,101	2.7	784,436	2.9
Public Administration	14,593,384	2.4	558,079	2.1
Retail Trade	14,472,008	2.4	724,774	2.7
Other Services (except Public Administration)	13,953,525	2.3	557,948	2.1
Management/Scientific	11,947,143	1.9	484,061	1.8
Accommodation & Food Services	11,620,720	1.9	501,945	1.9
Real Estate & Rental & Leasing	11,442,610	1.9	525,377	1.9
Arts, Entertainment & Recreation	11,348,615	1.9	673,130	2.5
Advertising/Related Services	9,397,008	1.5	383,281	1.4
Other Professional	7,455,808	1.2	322,319	1.2
Construction	6,771,444	1.1	334,848	1.2
Data Processing Services	6,295,718	1.0	246,508	0.9
Information Services	6,291,135	1.0	251,205	0.9
Publishing Industries	5,661,678	0.9	220,688	0.8
Transportation	5,597,808	0.9	297,357	1.1
Broadcasting	5,422,015	0.9	195,590	0.7
Utilities	4,688,718	0.8	192,809	0.7
Educational Services	3,654,321	0.6	192,386	0.7
Other	9,178,135	1.4	384,716	1.4

Total	613,255,781	100.0	26,993,939	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2011 aggregating 132,351 square feet and representing annualized rent of $2,760,034 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Consolidated Portfolio Analysis (a)

(as of June 30, 2011)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	112	41.6%	49	18.2%	--	--	--	--	--	--	161	59.8%
New York	21	7.9%	41	15.2%	6	2.2%	2	0.7%	2	0.7%	72	26.7%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	163	60.7%	95	35.3%	6	2.2%	2	0.7%	3	1.1%	269	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Consolidated Portfolio Analysis (a)

(as of June 30, 2011)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,600,117	62.9%	2,189,531	7.0%	--	--	--	--	21,789,648	69.9%
New York	2,739,384	8.8%	2,348,812	7.5%	387,400	1.2%	17,300	0.1%	5,492,896	17.6%
Pennsylvania	2,025,738	6.5%	--	--	--	--	--	--	2,025,738	6.5%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.1%	--	--	--	--	--	--	1,292,807	4.1%
TOTALS By Type:	25,982,793	83.3%	4,811,343	15.4%	387,400	1.2%	17,300	0.1%	31,198,836	100.0%

    (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Consolidated Portfolio Analysis (a)

(Year ended June 30, 2011)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$407,202	68.0%	$17,768	3.0%	--	--	--	--	--	--	$424,970	71.0%
New York	57,358	9.5%	34,629	5.8%	$3,848	0.6%	$405	0.1%	$333	0.1%	96,573	16.1%
Pennsylvania	40,988	6.8%	--	--	--	--	--	--	--	--	40,988	6.8%
Connecticut	6,134	1.0%	3,996	0.7%	--	--	--	--	--	--	10,130	1.7%
Wash., D.C./ Maryland	26,232	4.4%	--	--	--	--	--	--	153	--	26,385	4.4%
TOTALS By Type:	$537,914	89.7%	$56,393	9.5%	$3,848	0.6%	$405	0.1%	$486	0.1%	$599,046	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended June 30, 2011, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Consolidated Portfolio Analysis (a) (b)
(as of June 30, 2011)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	88.2%	89.7%	--	--	88.4%
New York	88.2%	95.7%	97.8%	100.0%	92.1%
Pennsylvania	84.0%	--	--	--	84.0%
Connecticut	72.9%	100.0%	--	--	85.8%
Washington, D.C./ Maryland	75.6%	--	--	--	75.6%
WEIGHTED AVG. By Type:	87.0%	93.2%	97.8%	100.0%	88.1%

(a)	Excludes 9 properties, aggregating approximately1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2011 aggregating 132,351 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	2,696	0.45	18.85
Fort Lee
One Bridge Plaza	1981	200,000	85.4	4,262	0.71	24.95
2115 Linwood Avenue	1981	68,000	49.3	921	0.15	27.47
Little Ferry
200 Riser Road	1974	286,628	100.0	2,070	0.35	7.22
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,509	0.42	22.77
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	7	0.00	0.00
135 Chestnut Ridge Road	1981	66,150	76.4	872	0.15	17.25
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.81	23.23
140 East Ridgewood Avenue	1981	239,680	94.1	4,805	0.80	21.30
461 From Road	1988	253,554	97.0	6,013	1.00	24.45
650 From Road	1978	348,510	80.5	6,241	1.04	22.25
61 South Paramus Road (e)	1985	269,191	70.9	4,478	0.75	23.46
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,439	0.24	27.78
365 West Passaic Street	1976	212,578	91.9	4,208	0.70	21.54
395 West Passaic Street	1979	100,589	36.8	2,112	0.35	57.06
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	75.4	3,185	0.53	22.00
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	675	0.11	14.71
50 Tice Boulevard	1984	235,000	85.8	5,640	0.94	27.97
300 Tice Boulevard	1991	230,000	100.0	5,517	0.92	23.99

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,757	0.29	23.74
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.31	25.04
232 Strawbridge Drive	1986	74,258	28.9	1,433	0.24	66.77

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	98.0	7,501	1.25	30.93
Roseland
4 Becker Farm Road	1983	281,762	97.1	6,541	1.09	23.91
5 Becker Farm Road	1982	118,343	89.8	2,479	0.41	23.33
6 Becker Farm Road	1982	129,732	78.3	2,567	0.43	25.27
101 Eisenhower Parkway	1980	237,000	89.2	5,055	0.84	23.91
103 Eisenhower Parkway	1985	151,545	75.2	2,268	0.38	19.90
105 Eisenhower Parkway	2001	220,000	96.3	5,183	0.87	24.46
75 Livingston Avenue	1985	94,221	59.4	1,316	0.22	23.51
85 Livingston Avenue	1985	124,595	84.8	2,712	0.45	25.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,451	1.91	28.63
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,506	3.09	24.31
Harborside Financial Center Plaza 3	1990	725,600	95.6	20,061	3.35	28.92
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,038	1.01	29.07
Harborside Financial Center Plaza 5	2002	977,225	95.8	35,586	5.95	38.01
101 Hudson Street	1992	1,246,283	84.1	28,840	4.81	27.52

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	566	0.09	23.36
600 Horizon Drive	2002	95,000	100.0	1,407	0.23	14.81
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
Princeton
103 Carnegie Center	1984	96,000	92.3	2,433	0.41	27.46
2 Independence Way	1981	67,401	100.0	1,521	0.25	22.57
3 Independence Way	1983	111,300	81.6	2,048	0.34	22.55
100 Overlook Center	1988	149,600	100.0	4,013	0.67	26.82
5 Vaughn Drive	1987	98,500	85.6	2,085	0.35	24.73

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30
Edison
343 Thornall Street (c)	1991	195,709	96.8	4,074	0.68	21.50
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.29	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,945	0.83	18.40
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East (e)	1984	158,235	74.5	638	0.11	5.41
Woodbridge
581 Main Street	1991	200,000	93.1	4,916	0.82	26.40

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	41.9	414	0.07	22.19
3 Paragon Way	1991	66,898	69.0	796	0.13	17.24
4 Paragon Way	2002	63,989	30.8	528	0.09	26.79
100 Willow Brook Road	1988	60,557	57.4	980	0.16	28.19
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	91.1	2,922	0.49	26.16
One River Centre Bldg. 2	1983	120,360	100.0	2,352	0.39	19.54
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,273	0.71	21.28

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	485	0.08	22.48
1350 Campus Parkway	1990	79,747	99.9	1,190	0.20	14.94

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	89.9	3,214	0.54	21.26
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,546	0.26	20.61
201 Littleton Road	1979	88,369	31.7	739	0.12	26.38
Morris Township
412 Mt. Kemble Avenue	1986	475,100	59.0	5,368	0.90	19.15
Parsippany
4 Campus Drive	1983	147,475	87.5	3,111	0.52	24.11
6 Campus Drive	1983	148,291	94.0	3,232	0.54	23.19
7 Campus Drive	1982	154,395	77.4	2,025	0.34	16.95
8 Campus Drive	1987	215,265	82.9	5,866	0.98	32.87
9 Campus Drive	1983	156,495	63.6	2,497	0.42	25.09
4 Century Drive	1981	100,036	59.5	1,391	0.23	23.37
5 Century Drive	1981	79,739	52.0	1,314	0.22	31.69
6 Century Drive	1981	100,036	24.8	1,138	0.19	45.87
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	97.6	6,434	1.07	26.53
2 Hilton Court	1991	181,592	100.0	6,528	1.09	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	84.4	1,560	0.26	19.25
1 Sylvan Way	1989	150,557	85.9	2,339	0.39	18.09
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	93.5	3,926	0.66	27.74
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05
22 Sylvan Way	2009	249,409	100.0	6,039	1.01	24.21
20 Waterview Boulevard	1988	225,550	99.1	5,658	0.94	25.31
35 Waterview Boulevard	1990	172,498	96.8	3,856	0.64	23.09
5 Wood Hollow Road	1979	317,040	84.5	4,836	0.81	18.05

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	69.0	1,258	0.21	24.31
Totowa
999 Riverview Drive	1988	56,066	87.9	883	0.15	17.92

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,064	0.18	21.71
233 Mt. Airy Road	1987	66,000	56.8	1,238	0.21	33.02
Bernards
106 Allen Road	2000	132,010	99.7	3,801	0.63	28.88

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

Branchburg
51 Imclone Drive	1986	63,213	100.0	425	0.07	6.72
Bridgewater
55 Corporate Drive (f)	2011	204,057	100.0	803	0.13	23.55
440 Route 22 East (f)	1990	198,376	82.5	2,104	0.35	23.94
721 Route 202/206	1989	192,741	86.4	3,680	0.61	22.10
Warren
10 Independence Boulevard	1988	120,528	85.9	3,113	0.52	30.07

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	95.7	4,587	0.77	26.26
Cranford
6 Commerce Drive	1973	56,000	88.5	1,014	0.17	20.46
11 Commerce Drive	1981	90,000	100.0	2,184	0.36	24.27
12 Commerce Drive	1967	72,260	83.9	863	0.14	14.23
14 Commerce Drive	1971	67,189	72.8	1,133	0.19	23.16
20 Commerce Drive	1990	176,600	93.1	4,179	0.70	25.42
25 Commerce Drive	1971	67,749	95.8	1,463	0.24	22.54
65 Jackson Drive	1984	82,778	100.0	1,867	0.31	22.55
New Providence
890 Mountain Avenue	1977	80,000	53.4	1,509	0.25	35.32

Total New Jersey Office		19,600,117	88.2	407,202	67.95	23.90

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	92.0	8,895	1.49	18.43

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.5	3,650	0.61	23.44
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	98.3	1,123	0.19	19.04
101 Executive Boulevard	1971	50,000	0.0	196	0.03	0.00
555 Taxter Road	1986	170,554	80.3	3,466	0.58	25.31
565 Taxter Road	1988	170,554	82.7	3,692	0.62	26.18
570 Taxter Road	1972	75,000	69.9	1,322	0.22	25.22
Hawthorne
1 Skyline Drive	1980	20,400	99.0	372	0.06	18.42
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	88.6	2,514	0.42	26.03
17 Skyline Drive (e)	1989	85,000	100.0	1,640	0.27	19.29
19 Skyline Drive	1982	248,400	100.0	4,036	0.67	16.25
Tarrytown
200 White Plains Road	1982	89,000	86.2	1,847	0.31	24.08
220 White Plains Road	1984	89,000	76.1	1,583	0.26	23.37
White Plains
1 Barker Avenue	1975	68,000	99.8	1,700	0.28	25.05
3 Barker Avenue	1983	65,300	100.0	1,733	0.29	26.54

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

50 Main Street	1985	309,000	83.1	8,761	1.46	34.12
11 Martine Avenue	1987	180,000	89.2	4,728	0.79	29.45
1 Water Street	1979	45,700	96.1	1,169	0.20	26.62
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,772	0.46	24.75
3 Executive Boulevard	1987	58,000	100.0	1,616	0.27	27.86

Total New York Office		2,739,384	88.2	57,358	9.57	23.73

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	57.7	1,190	0.20	33.98
1055 Westlakes Drive	1990	118,487	88.1	2,771	0.46	26.55
1205 Westlakes Drive	1988	130,265	89.0	3,147	0.53	27.14
1235 Westlakes Drive	1986	134,902	89.2	2,939	0.49	24.42

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17
200 Stevens Drive	1987	208,000	100.0	6,088	1.03	29.27
300 Stevens Drive	1992	68,000	90.7	1,417	0.24	22.97
Media
1400 Providence Road – Center I	1986	100,000	97.3	2,212	0.37	22.73
1400 Providence Road – Center II	1990	160,000	96.9	3,143	0.52	20.27

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	92.6	2,850	0.48	24.47
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,007	0.17	18.86
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	100.0	2,153	0.36	23.13
18 Sentry Park West	1988	95,010	99.8	2,257	0.38	23.80
King of Prussia
2200 Renaissance Boulevard	1985	174,124	47.3	1,969	0.33	23.91
Lower Providence
1000 Madison Avenue	1990	100,700	75.0	1,135	0.19	15.03
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	76.1	2,511	0.42	19.67

Total Pennsylvania Office		2,025,738	84.0	40,988	6.87	24.09

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	68.8	2,343	0.39	23.41
Stamford
1266 East Main Street	1984	179,260	76.1	3,791	0.63	27.79

Total Connecticut Office		324,747	72.9	6,134	1.02	25.90

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	89.0	6,523	1.10	43.23
1400 L Street, NW	1987	159,000	100.0	5,700	0.95	35.85

Total District of Columbia Office		328,549	94.3	12,223	2.05	39.44

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	85.7	1,700	0.28	17.71
6303 Ivy Lane	1980	112,047	85.6	2,316	0.39	24.15
6305 Ivy Lane	1982	112,022	88.8	1,480	0.25	14.88
6404 Ivy Lane	1987	165,234	69.2	2,039	0.34	17.83
6406 Ivy Lane	1991	163,857	0.0	0	0.00	0.00
6411 Ivy Lane	1984	138,405	73.7	2,737	0.46	26.83
Lanham
4200 Parliament Place	1989	122,000	99.1	2,827	0.47	23.38

Total Maryland Office		964,258	69.2	14,009	2.34	20.99

TOTAL OFFICE PROPERTIES		25,982,793	87.0	537,914	89.80	24.04

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	576	0.10	8.93
5 Terri Lane	1992	74,555	100.0	580	0.10	7.78
Moorestown
2 Commerce Drive	1986	49,000	64.1	248	0.04	7.90
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	199	0.03	5.18
201 Commerce Drive	1986	38,400	100.0	219	0.04	5.70
202 Commerce Drive	1988	51,200	82.8	212	0.04	5.00
1 Executive Drive	1989	20,570	81.1	137	0.02	8.21
2 Executive Drive	1988	60,800	90.3	442	0.07	8.05
101 Executive Drive	1990	29,355	99.7	304	0.05	10.39
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	231	0.04	5.77
97 Foster Road	1982	43,200	100.0	152	0.03	3.52
1507 Lancer Drive	1995	32,700	0.0	101	0.02	0.00
1245 North Church Street	1998	52,810	100.0	296	0.05	5.60
1247 North Church Street	1998	52,790	80.7	205	0.03	4.81
1256 North Church Street	1984	63,495	100.0	441	0.07	6.95
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	177	0.03	6.17
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	450	0.08	9.26
30 Twosome Drive	1997	39,675	100.0	293	0.05	7.39
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74
40 Twosome Drive	1996	40,265	86.6	277	0.05	7.94
41 Twosome Drive	1998	43,050	77.7	203	0.03	6.07
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	50.0	131	0.02	19.74
200 Horizon Drive	1991	45,770	100.0	638	0.11	13.94
300 Horizon Drive	1989	69,780	46.0	491	0.08	15.30
500 Horizon Drive	1990	41,205	90.3	552	0.09	14.84

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	646	0.11	18.46
1340 Campus Parkway	1992	72,502	100.0	930	0.16	12.83
1345 Campus Parkway	1995	76,300	100.0	879	0.15	11.52
1433 Highway 34	1985	69,020	67.3	535	0.09	11.52
1320 Wyckoff Avenue	1986	20,336	100.0	213	0.04	10.47
1324 Wyckoff Avenue	1987	21,168	81.5	182	0.03	10.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	280	0.05	7.19
2 Center Court	1998	30,600	62.8	252	0.04	13.11
11 Commerce Way	1989	47,025	100.0	612	0.10	13.01
20 Commerce Way	1992	42,540	70.8	321	0.05	10.66
29 Commerce Way	1990	48,930	100.0	703	0.12	14.37
40 Commerce Way	1987	50,576	72.5	306	0.05	8.35
45 Commerce Way	1992	51,207	100.0	494	0.08	9.65
60 Commerce Way	1988	50,333	100.0	558	0.09	11.09
80 Commerce Way	1996	22,500	100.0	268	0.04	11.91
100 Commerce Way	1996	24,600	100.0	294	0.05	11.95
120 Commerce Way	1994	9,024	100.0	118	0.02	13.08
140 Commerce Way	1994	26,881	70.8	351	0.06	18.44

Total New Jersey Office/Flex		2,189,531	89.7	17,768	2.98	9.04

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	365	0.06	15.77
75 Clearbrook Road	1990	32,720	100.0	357	0.06	10.91
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	929	0.16	12.40
175 Clearbrook Road	1973	98,900	100.0	1,454	0.24	14.70
200 Clearbrook Road	1974	94,000	99.8	1,041	0.17	11.10
250 Clearbrook Road	1973	155,000	97.3	1,562	0.26	10.36
50 Executive Boulevard	1969	45,200	68.4	453	0.08	14.65
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	99.4	577	0.10	18.73
300 Executive Boulevard	1970	60,000	100.0	555	0.09	9.25
350 Executive Boulevard	1970	15,400	98.8	235	0.04	15.45
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	78.0	485	0.08	14.73
500 Executive Boulevard	1970	41,600	100.0	745	0.12	17.91
525 Executive Boulevard	1972	61,700	100.0	1,039	0.17	16.84
1 Westchester Plaza	1967	25,000	100.0	319	0.05	12.76
2 Westchester Plaza	1968	25,000	100.0	543	0.09	21.72
3 Westchester Plaza	1969	93,500	85.0	1,047	0.17	13.17
4 Westchester Plaza	1969	44,700	100.0	668	0.11	14.94
5 Westchester Plaza	1969	20,000	100.0	298	0.05	14.90
6 Westchester Plaza	1968	20,000	100.0	311	0.05	15.55
7 Westchester Plaza	1972	46,200	100.0	592	0.10	12.81
8 Westchester Plaza	1971	67,200	84.1	988	0.16	17.48
Hawthorne
200 Saw Mill River Road	1965	51,100	87.9	602	0.10	13.40
4 Skyline Drive	1987	80,600	100.0	1,295	0.22	16.07
5 Skyline Drive	1980	124,022	88.5	1,708	0.29	15.56
6 Skyline Drive	1980	44,155	86.4	352	0.06	9.23
8 Skyline Drive	1985	50,000	98.7	953	0.16	19.31
10 Skyline Drive	1985	20,000	100.0	366	0.06	18.30

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	901	0.15	20.02
12 Skyline Drive (e)	1999	46,850	100.0	575	0.10	12.27
15 Skyline Drive (e)	1989	55,000	100.0	1,203	0.20	21.87
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,554	0.26	20.27
200 Corporate Boulevard South	1990	84,000	99.8	1,574	0.26	18.78
4 Executive Plaza	1986	80,000	100.0	1,369	0.23	17.11
6 Executive Plaza	1987	80,000	99.2	1,508	0.25	19.00
1 Odell Plaza	1980	106,000	91.9	1,158	0.19	11.89
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46
5 Odell Plaza	1983	38,400	99.6	600	0.10	15.69
7 Odell Plaza	1984	42,600	99.6	758	0.13	17.86

Total New York Office/Flex		2,348,812	95.7	34,629	5.77	15.40

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.23	15.49
500 West Avenue	1988	25,000	100.0	427	0.07	17.08
550 West Avenue	1990	54,000	100.0	983	0.16	18.20
600 West Avenue	1999	66,000	100.0	537	0.09	8.14
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	3,996	0.66	14.64

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.2	56,393	9.41	12.57

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	96	0.02	14.55
2 Warehouse Lane (e)	1957	10,900	100.0	124	0.02	11.38
3 Warehouse Lane (e)	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane (e)	1957	195,500	96.7	1,799	0.30	9.52
5 Warehouse Lane (e)	1957	75,100	97.1	928	0.15	12.73
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	3,848	0.64	10.16

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	226	0.04	28.25

Total Retail Properties		17,300	100.0	405	0.07	23.41

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.08	--

TOTAL PROPERTIES		31,198,836	88.1	599,046	100.00	22.00

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2011 aggregating 132,351 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended June 30, 2011, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended June 30, 2011, divided by net rentable square feet leased at June 30, 2011.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended June 30, 2011, the amounts represented in 2011 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2011 average base rent per sq. ft. for this property have been calculated by taking 2011 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at June 30, 2011.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended June 30, 2011.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2011, based upon annualized base rents:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,662,105	2.2	472,651	1.6	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.6	433,296	1.6	(c)
Wyndham Worldwide Operations	2	9,258,626	1.5	395,392	1.5	(d)
Keystone Mercy Health Plan	2	8,973,210	1.5	303,149	1.1	2020
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
United States of America-GSA	11	8,509,896	1.4	275,138	1.0	(e)
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
TD Ameritrade Online Holdings	1	6,036,278	1.0	188,776	0.7	2020
Daiichi Sankyo, Inc.	2	6,035,295	1.0	180,807	0.7	(f)
Credit Suisse (USA), Inc.	1	5,212,307	0.8	153,464	0.6	(g)
KPMG, LLP	3	5,039,671	0.8	187,536	0.7	(h)
Montefiore Medical Center	5	5,021,981	0.8	227,247	0.8	(i)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
IBM Corporation	2	4,991,121	0.8	292,304	1.1	(j)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Sanofi-Aventis U.S., Inc.	1	4,489,254	0.7	204,057	0.8	2026
Bank Of Tokyo-Mitsubishi, Ltd.	1	4,454,970	0.7	137,076	0.5	2029
Allstate Insurance Company	8	4,376,659	0.7	186,236	0.7	(k)
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(l)
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Morgan Stanley Smith Barney	4	4,099,766	0.7	142,530	0.5	(m)
Vonage America, Inc.	1	4,091,500	0.7	350,000	1.3	2017
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(n)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Shaw Facilities, Inc.	3	3,071,838	0.5	141,172	0.5	(o)
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Alpharma, LLC	1	3,009,116	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
HQ Global Workplaces, LLC	7	2,854,732	0.5	133,209	0.5	(p)
High Point Safety & Insurance	2	2,827,665	0.5	116,889	0.4	2020
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
UBS Financial Services, Inc.	3	2,800,216	0.5	95,432	0.4	(q)
Lehman Brothers Holdings, Inc.	1	2,631,235	0.4	74,114	0.3	2012
Natixis North America, Inc.	1	2,603,297	0.4	89,907	0.3	2021
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,542,238	0.4	129,784	0.5	(r)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2018
Lowenstein Sandler, P.C.	1	2,442,255	0.4	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.3	2016
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014

Total		233,505,586	38.1	9,292,815	34.4

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 14,056 square feet expire in 2013; 271,533 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2011; 249,409 square feet expire in 2024.
(e)
9,901 square feet expire in 2011; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 5,950 square feet expire in 2016; 8,241 square feet expire in 2017.

(f)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(g)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(h)	77,381 square feet expire in 2012; 10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(i)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 4,577 square feet expire in 2021.

(j)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(k)
12,327 square feet expire in 2011; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 79,480 square feet expire in 2017; 51,606 square feet expire in 2018.

(l)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(o)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(p)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(q)	21,554 square feet expire in 2011; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016; 13,340 square feet expire in 2022.
(r)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	46	347,724	1.3	8,354,162	24.03	1.3
Central NJ	29	150,123	0.6	3,760,519	25.05	0.6
Westchester Co., NY	29	92,527	0.3	2,118,646	22.90	0.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	20	117,478	0.4	1,842,243	15.68	0.3
Fairfield, CT	4	33,791	0.1	776,530	22.98	0.1
Washington, DC/MD	7	35,034	0.1	975,438	27.84	0.2
Rockland Co., NY	2	2,856	(d)	76,097	26.64	(d)
TOTAL – 2011	137	779,533	2.8	17,903,635	22.97	2.9

2012
Northern NJ	130	1,483,647	5.5	40,442,997	27.26	6.6
Central NJ	52	310,756	1.2	7,338,866	23.62	1.2
Westchester Co., NY	101	442,234	1.6	9,350,214	21.14	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	72	489,952	1.8	6,626,860	13.53	1.1
Fairfield, CT	11	19,086	0.1	480,693	25.19	0.1
Washington, DC/MD	21	86,727	0.3	2,177,670	25.11	0.4
Rockland Co., NY	5	10,603	(d)	283,240	26.71	(d)
TOTAL – 2012	392	2,843,005	10.5	66,700,540	23.46	10.9

2013
Northern NJ	103	1,298,457	4.9	28,686,202	22.09	4.8
Central NJ	79	633,063	2.4	14,840,852	23.44	2.4
Westchester Co., NY	110	1,036,471	3.8	19,561,335	18.87	3.2
Manhattan	2	104,008	0.4	2,808,712	27.00	0.5
Sub. Philadelphia	60	324,708	1.2	5,697,798	17.55	0.9
Fairfield, CT	10	79,811	0.3	1,457,484	18.26	0.2
Washington, DC/MD	26	119,737	0.4	3,203,030	26.75	0.5
Rockland Co., NY	3	33,679	0.1	875,369	25.99	0.1
TOTAL – 2013	393	3,629,934	13.5	77,130,782	21.25	12.6

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	333	3,072,600	11.4		68,480,246	22.29	11.2

2015	279	3,265,708	12.1		71,169,164	21.79	11.6

2016	252	2,466,077	9.1		53,601,371	21.74	8.7

2017	162	3,131,574	11.6		73,211,582	23.38	11.9

2018	116	1,873,002	6.9		45,818,388	24.46	7.5

2019	67	1,075,691	4.0		22,772,969	21.17	3.7

2020	51	1,094,512	4.1		24,541,064	22.42	4.0

2021	58	1,019,670	3.8		25,549,691	25.06	4.2

2022 and thereafter	63	2,742,633	10.2		66,376,349	24.20	10.8
Total/
Weighted Average	2,303	26,993,939	(c) (e)	100.0	613,255,781	22.72	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2011 aggregating 132,351 square feet and representing annualized rent of $2,760,034 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,993,939
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	502,225
Square footage unleased	3,702,672
Total net rentable square footage (does not include land leases)	31,198,836

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	42	305,876	1.3	7,772,952	25.41	1.3
Central NJ	29	150,123	0.7	3,760,519	25.05	0.7
Westchester Co., NY	20	46,439	0.2	1,287,100	27.72	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	15	55,990	0.3	1,428,009	25.50	0.3
Fairfield Co., CT	3	26,791	0.1	713,530	26.63	0.1
Washington, DC/MD	7	35,034	0.2	975,438	27.84	0.2
Rockland Co., NY	2	2,856	(d)	76,097	26.64	(d)
TOTAL – 2011	118	623,109	2.8	16,013,645	25.70	2.8

2012
Northern NJ	122	1,419,283	6.4	39,482,036	27.82	7.2
Central NJ	46	272,921	1.2	6,866,716	25.16	1.3
Westchester Co., NY	58	201,716	0.9	5,345,478	26.50	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	42	182,902	0.8	4,283,233	23.42	0.8
Fairfield Co., CT	11	19,086	0.1	480,693	25.19	0.1
Washington, DC/MD	21	86,727	0.4	2,177,670	25.11	0.4
Rockland Co., NY	5	10,603	0.1	283,240	26.71	(d)
TOTAL – 2012	305	2,193,238	9.9	58,919,066	26.86	10.8

2013
Northern NJ	94	1,218,036	5.5	27,668,190	22.72	5.0
Central NJ	69	511,492	2.3	13,205,626	25.82	2.4
Westchester Co., NY	49	464,017	2.1	10,685,967	23.03	2.0
Manhattan	2	104,008	0.5	2,808,712	27.00	0.5
Sub. Philadelphia	43	198,320	0.9	4,679,473	23.60	0.9
Fairfield Co., CT	6	11,248	-	289,903	25.77	(d)
Washington, DC/MD	26	119,737	0.5	3,203,030	26.75	0.6
Rockland Co., NY	3	33,679	0.2	875,369	25.99	0.2
TOTAL – 2013	292	2,660,537	12.0	63,416,270	23.84	11.6

2014	274	2,499,696	11.3	61,283,117	24.52	11.2

2015	230	2,850,341	12.9	65,915,816	23.13	12.0

2016	205	1,994,573	9.0	46,900,397	23.51	8.6

2017	128	2,809,883	12.7	68,866,166	24.51	12.6

2018	83	1,377,796	6.2	39,001,654	28.31	7.1

2019	48	690,933	3.1	17,101,137	24.75	3.1

2020	40	920,964	4.2	22,440,670	24.37	4.1

2021	50	925,108	4.2	24,226,844	26.19	4.4

2022 and thereafter	56	2,580,406	11.7	64,111,147	24.85	11.7
Totals/Weighted Average	1,829	22,126,584 (c)	100.0	548,195,929	24.78	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2011 aggregating 124,851 square feet and representing annualized rent of $2,634,409 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	4	41,848	0.8	581,210	13.89	1.0
Central NJ	-	-	-	-	-	-
Westchester Co., NY	9	46,088	1.0	831,546	18.04	1.4
Sub. Philadelphia	5	61,488	1.4	414,234	6.74	0.7
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2011	19	156,424	3.4	1,889,990	12.08	3.2

2012
Northern NJ	8	64,364	1.3	960,961	14.93	1.6
Central NJ	6	37,835	0.9	472,150	12.48	0.8
Westchester Co., NY	43	240,518	5.4	4,004,736	16.65	6.7
Sub. Philadelphia	30	307,050	6.9	2,343,627	7.63	3.9
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	87	649,767	14.5	7,781,474	11.98	13.0

2013
Northern NJ	9	80,421	1.8	1,018,012	12.66	1.7
Central NJ	10	121,571	2.7	1,635,226	13.45	2.7
Westchester Co., NY	50	418,149	9.4	7,459,080	17.84	12.4
Sub. Philadelphia	17	126,388	2.8	1,018,325	8.06	1.7
Fairfield Co., CT	4	68,563	1.5	1,167,581	17.03	2.0
TOTAL – 2013	90	815,092	18.2	12,298,224	15.09	20.5

2014	55	533,059	11.9	6,382,811	11.97	10.6

2015	48	387,367	8.7	4,917,348	12.69	8.2

2016	43	440,516	9.9	6,365,768	14.45	10.6

2017	34	321,691	7.2	4,345,416	13.51	7.2

2018	32	360,124	8.1	4,924,807	13.68	8.2

2019	19	384,758	8.6	5,671,832	14.74	9.5

2020	11	173,548	3.9	2,100,394	12.10	3.5

2021	8	94,562	2.1	1,322,847	13.99	2.2

2022 and thereafter	6	154,227	3.5	1,993,202	12.92	3.3
Totals/Weighted
Average	452	4,471,135	(c) 100.0	59,994,113	13.42	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring June 30, 2011 aggregating 7,500 square feet and representing annualized rent of $125,625 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2011, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	11	154,305	40.7	1,416,288	9.18	30.6

2014	3	30,545	8.1	639,318	20.93	13.8

2015	1	28,000	7.4	336,000	12.00	7.3

2016	4	30,988	8.2	335,206	10.82	7.3

2018	1	135,082	35.6	1,891,927	14.01	41.0
Totals/Weighted
Average	20	378,920	100.0	4,618,739	12.19	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2011, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2022 and beyond	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual June 2011 billings times 12.  For leases whose rent commences after July 1, 2011 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2011